UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ---------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: October 4, 2001


                          COMMISSION FILE NO. 333-71213

                         MINNESOTA CORN PROCESSORS, LLC
             (Exact name of registrant as specified in its charter)

           COLORADO                                               41-1928467
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                  901 NORTH HIGHWAY 59, MARSHALL, MN 56258-2744
                    (Address of principal executive offices)

                                 (507) 537-2676
               (Registrant's telephone number including area code)

ITEM 5.  OTHER EVENTS

         On Friday, September 28, 2001, Minnesota Corn Processors, LLC announced that it has acquired a 13.3% interest in Minnesota Energy, Inc.

         A press release describing this matter in more detail is attached hereto as Exhibit 99.1 and incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1 Press release dated September 28, 2001 announcing MCP's acquisition of interest in Minnesota Energy.






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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            MINNESOTA CORN PROCESSORS, LLC





Dated: October 4, 2001

                                            By /s/ Daniel H. Stacken
                                               ---------------------------------
                                               Daniel H. Stacken
                                               Vice President of Finance & Chief
                                               Financial Officer





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